UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
March 19, 2014 (March 18, 2014)

BREITBURN ENERGY PARTNERS L.P.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33055 (Commission File Number)	74-3169953 (I.R.S. Employer Identification No.)

515 South Flower Street, Suite 4800
Los Angeles, CA 90071

(Address of principal executive office)

(213) 225-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On March 19, 2014, BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), entered into an Equity Distribution Agreement (the “Equity Distribution Agreement”) with BMO Capital Markets Corp., Mitsubishi UFJ Securities (USA), Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Raymond James & Associates, Inc. (each a “Manager” and collectively the “Managers”). Pursuant to the terms of the Equity Distribution Agreement, the Partnership may sell, from time to time, through or to the Managers, common units representing limited partner interests having an aggregate gross offering price of up to $200,000,000 (the “Common Units”). The sales, if any, of Common Units made under the Equity Distribution Agreement will be made by means of ordinary brokers’ transactions through the facilities of the Nasdaq Global Select Market, to or through a market maker, or directly on or through an electronic communication network, a “dark pool” or any similar market venue, at market prices, in block transactions, or as otherwise as agreed upon by one or more of the Managers and the Partnership.

The Partnership intends to use the net proceeds of any sales pursuant to the Equity Distribution Agreement, after deducting the Managers’ commissions and offering expenses, for general partnership purposes, which may include, among other things, repayment of indebtedness, acquisitions, capital expenditures and additions to working capital. Amounts repaid under the Partnership’s bank credit facility may be re-borrowed to fund the Partnership’s ongoing capital expenditures, potential future acquisitions or for general partnership purposes.

Under the terms of the Equity Distribution Agreement, the Partnership may also sell Common Units from time to time to any Manager as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Common Units to a Manager as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Manager.

The Common Units to be issued pursuant to the Equity Distribution Agreement are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-193206), which was declared effective by the Securities and Exchange Commission on January 22, 2014.

The Equity Distribution Agreement contains customary representations, warranties and agreements of the Partnership and the General Partner, and customary conditions to closing, indemnification obligations of the Partnership, the General Partner and the Managers, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions. The foregoing description of the Equity Distribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

The Managers and/or affiliates of each of the Managers have, from time to time, performed, and may in the future perform, various financial advisory and commercial and investment banking services for the Partnership and the Partnership’s affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement. Affiliates of certain of the Managers are lenders under the Partnership’s bank credit facility. To the extent the Partnership uses proceeds from any sales pursuant to the Equity Distribution Agreement to repay indebtedness under the Partnership’s bank credit facility, such affiliates may receive a portion of the proceeds from any such sales.

Amendment No. 1 to the Third Amended and Restated Administrative Services Agreement

On March 18, 2014, BreitBurn Management Company, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Partnership (“BreitBurn Management”), and Pacific Coast Energy Company LP, a Delaware limited partnership (“PCEC”), entered into Amendment No. 1 to the Third Amended and Restated Administrative Services Agreement, dated as of March 18, 2014 (the “Amendment”), which amended the Third Amended and Restated Administrative Services Agreement, dated as of May 8, 2012, between BreitBurn Management and PCEC (as amended, the “Third Amended and Restated Administrative Services Agreement”). Pursuant to the Amendment, PCEC has agreed to pay to BreitBurn Management a monthly fixed fee of $700,000 for indirect costs, including general and administrative costs, relating to the performance of Services (as defined in the Third Amended and Restated Administrative Services Agreement) through December 31, 2014. After December 31, 2014, the monthly fixed fee for such indirect costs will be determined on a biannual basis.

Pursuant to the Amendment, the initial term of the Third Amended and Restated Administrative Services Agreement is extended through December 31, 2014. In the absence of written notice delivered to the other party by either party to the agreement of its intention not to continue under the terms of the agreement, given no later than 180 days before December 31, 2014, and each successive anniversary thereof, provided that a new monthly fixed fee has been determined by the parties, the term of the agreement will be extended for one additional calendar year until either or both parties have given notice of their intention to terminate.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated March 19, 2014, among BreitBurn Energy Partners L.P., BreitBurn GP, LLC and BMO Capital Markets Corp., Mitsubishi UFJ Securities (USA), Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Raymond James & Associates, Inc.
5.1	Opinion of Vinson & Elkins L.L.P. as to legality of the offered Common Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
10.1	Amendment No. 1 to the Third Amended and Restated Services Agreement, dated as of March 18, 2014, between Pacific Coast Energy Company LP and BreitBurn Management Company, LLC
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BREITBURN ENERGY PARTNERS L.P.

	By:	BREITBURN GP, LLC,
its general partner

Dated: March 19, 2014	By:	/s/ James G. Jackson
James G. Jackson
Chief Financial Officer and Executive Vice President

exhibit index

Exhibit Number	Description
1.1	Equity Distribution Agreement, dated March 19, 2014, among BreitBurn Energy Partners L.P., BreitBurn GP, LLC and BMO Capital Markets Corp., Mitsubishi UFJ Securities (USA), Inc., Barclays Capital Inc., Citigroup Global Markets Inc. and Raymond James & Associates, Inc.
5.1	Opinion of Vinson & Elkins L.L.P. as to legality of the offered Common Units.
8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.
10.1	Amendment No. 1 to the Third Amended and Restated Services Agreement, dated as of March 18, 2014, between Pacific Coast Energy Company LP and BreitBurn Management Company, LLC
23.1	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 5.1)
23.2	Consent of Vinson & Elkins L.L.P. (included in its opinion filed as Exhibit 8.1)